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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-30121                    22-2050748

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 12, 2006, Ulticom Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended July 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2. the foregoing information and the information set forth in the first four paragraphs of Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item
2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

The Company has notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 and, accordingly, the Company expects to receive an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the potential delisting of the Company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed on August 18, 2006, the Company announced that the NASDAQ Listing Qualifications Panel (the "Panel") has granted the Company's request for continued listing on The NASDAQ Stock Market subject to the requirement that the Company file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 by no later than September 25, 2006. The Panel has advised the Company that should it be unable to meet the deadline, it will issue a final determination to delist the Company's shares from The NASDAQ Stock Market.

On September 6, 2006, the Company announced that it made a submission to the NASDAQ Listing and Hearing Review Council (the "Listing Council") requesting that the Listing Council grant a stay of the Panel's August 18, 2006 decision establishing a deadline of September 25, 2006 for the Company to file its annual report for the fiscal year ended January 31, 2006 and quarterly report for the quarter ended April 30, 2006. The Company also requested an additional 60-day extension from the Listing Council's decision to make the necessary filings. On September 8, 2006, the Company received a letter from The NASDAQ Stock Market confirming receipt of its request and notifying the Company that it could submit any additional information it wished the Listing Council to consider by no later than October 13, 2006. The letter also acknowledged that the Listing Council, pursuant to its discretionary authority under the NASDAQ rules, may call for review of the Panel's August 18 decision and stay such decision. The Company would receive a subsequent notice of any such call for review.

It is expected that the Listing Council's decision will address the late Form 10-K for the fiscal year ended January 31, 2006 and late Form 10-Q filings for the fiscal quarters ended April 30, 2006 and July 31, 2006. There can be no assurance that the Listing Council will grant a stay or an extension or that the Company's securities will remain listed on The NASDAQ Stock Market.

ITEM 8.01     OTHER EVENTS.

The Company on September 12, 2006 announced that, as a result of the ongoing review relating to the Company's stock option awards, it will today file a Form 12b-25 with the Securities and Exchange Commission indicating that its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 was not filed on its due date of September 11, 2006. The Company will not seek a 5-day filing extension


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because it does not believe it could file the Quarterly Report by the end of the extension period.

The Company intends to issue results for the fiscal quarters ended April 30, 2006 and July 31, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2006 and July 31, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with restated historical financial statements, as soon as practicable. The Company's Audit Committee has completed its investigation into historical option practices being conducted at the Company, and the Company is awaiting the receipt of Comverse's definitive findings and conclusions regarding the measurement dates of the Comverse stock option grants made to Company employees when the Company was a wholly owned subsidiary of Comverse prior to completing its restatement of previously filed financial statements.

Note: This Current Report contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include those related to compliance with the NASDAQ Listing Qualifications Panel requirements, the completion of the restatement of the Company's financial statements, the filing of delinquent reports on Form 10-K and Form 10-Q, and the continued listing of the Company's securities on The NASDAQ Stock Market. There can be no assurances that forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of the Company's shares from The NASDAQ Stock Market; inability to meet requirements of The NASDAQ Stock Market for continued listing of the Company's shares; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or


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regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All such documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     EXHIBITS:

               Exhibit No.                  Description
               -----------                  -----------
                 99.1    Press Release of Ulticom, Inc. dated September 12, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ULTICOM, INC.


Date:  September 12, 2006                        By:       /s/  Lisa Roberts
                                                     ---------------------------
                                                 Name:  Lisa Roberts
                                                 Title:   Senior Vice President


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                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------
   99.1               Press Release of Ulticom, Inc. dated September 12, 2006